UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2006

ARGYLE SECURITY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2006, Argyle Security Acquisition Corporation (the “Company”) entered into a Standard Office Lease with Frost National Bank, Trustee For A Designated Trust (the “Lease”). The commencement date of the lease was February 1, 2006. Pursuant to the terms of the Lease, the Company will continue to rent its current office space for a base rental of $5,094 per month. The Lease terminates on January 31, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Lease between the Company and Frost National Bank, Trustee For A Designated Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2006	ARGYLE SECURITY ACQUISITION CORPORATION

	By:	/s/ Bob Marbut
Bob Marbut Chairman and Co-Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Lease between the Company and Frost National Bank, Trustee For A Designated Trust